UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	001-39227	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)

(904) 296-2807

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	DUOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On May 14, 2026,  the Board of Directors (the “Board”) of Duos Technologies Group, Inc. (the “Company”) elected Douglas Recker as a member of the Board, effective immediately.

Mr. Recker was named Chief Executive Officer of the Company effective April 1, 2026. He has been President of the Company since September 2025. Mr. Recker is a seasoned telecommunications and data center executive with over 30 years of experience.  Since July 2024, Mr. Recker has been the President of Duos Edge AI, Inc., a wholly-owned subsidiary of the Company, and has been a driving force behind the Company’s expansion into the Edge Data Center and colocation markets.  Mr. Recker also served from July 2024 to September 2025 as the Chief Commercial Officer of New APR Energy, LLC, with which the Company has an Asset Management Agreement and in which it has a 5% equity interest. Mr. Recker was the President and Founder of EdgePresence LLC, an owner and operator of multi-tenant edge computing points-of-presence, from 2017 through 2023, when it was sold to Ubiquity LLC. Prior to that, from 2008 through 2014, Mr. Recker was the Founder and Chief Executive Officer of Colo5 Data Centers LLC, the owner of data center locations serving Fortune 100 companies, which was sold to Cologix, Inc.

There are no family relationships between Mr. Recker and any director or executive officer of the Company or its subsidiaries.  There also are no transactions to which the Company is or was a participant in which Mr. Recker has a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Recker’s Employment Agreement and Equity Award Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2025.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: May 20, 2026	By:	/s/ Leah F. Brown
Leah F. Brown Chief Financial Officer